Exhibit 99.2

Cipherloc Announces Results of Annual Meeting

AUSTIN, TX – September 14, 2021 – Cipherloc Corporation (OTCQB:CLOK) (“Cipherloc”), a developer of advanced encryption technology, today announced the results of its annual meeting of stockholders held September 13, 2021.

At the annual meeting, stockholders:

●	Elected Anthony Ambrose, Sammy Davis, David Chasteen and Tom Wilkinson to the board of directors;
●	Ratified the appointment of Briggs & Veselka Co. as the company’s independent auditor;
●	Approved and adopted the Company’s 2021 Omnibus Equity Incentive Plan;
●	Approved the reincorporation of the Company from the State of Texas to the State of Delaware;
●	Granted discretionary authority to the board of directors to combine outstanding shares of Cipherloc’s common stock into a lesser number of outstanding shares with the exact ratio to be determined by our board of directors within a range of 1-for-2 to a maximum of 1-for-20;
●	Approve an amendment of the Company’s Amended and Restated Articles of Incorporation, as amended, to eliminate the shareholders’ statutory preemptive rights pursuant to Section 21.208 of the Texas Business Organizations Code in the event that the reincorporation of the Company from the State of Texas to the State of Delaware is not consummated;
●	Approved, by non-binding advisory vote, a resolution approving named executive officer compensation; and
●	Approved, by non-binding advisory vote, future non-binding advisory votes on resolutions approving future named executive officer compensation to occur every three years.

“We are extremely appreciative of the shareholder approval we received for these proposals. This historic proxy for Cipherloc represents the ongoing commitment of our Board and our management team to create sustainable and shareholder value” said David Chasteen, CEO. “We remain focused on achieving the first customer wins from our broadening sales funnel and continuing to advance our encryption service offering.”

Since 2020, Cipherloc developed commercial applications of its technology by advancing a Software Development Kit (“SDK”) for its Polymorphic Encryption Core. By doing so, potential customers can integrate and configure the PEC using the SDK. Cipherloc’s technology now supports commercial application through three distinct products.

●	For data-in-motion applications, Cipherloc Sentinel allows a customer to build a post-quantum encryption solution into their product environment.
●	Cipherloc Armor employs the sentinel solution in a hardware appliance that can be deployed in front of any IT system and encrypts the traffic between paired Armor devices with little setup needed.
●	Cipherloc Shield addresses data-at-rest needs, securely encrypting data, using the PEC, that is placed on a hard drive or in a database for long term storage.

About Cipherloc Corporation (OTCQB: CLOK)

Cipherloc Corporation provides advanced technology and expertise to secure your data Cipherloc Corporation provides advanced technology and expertise to secure your data and safeguard your privacy with the speed you need today and the agility you’ll need tomorrow. Our patented Polymorphic Encryption technology provides a layer of security that is stronger, adaptable, and scalable across a variety of applications and systems. Learn more at www.cipherloc.net.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of Cipherloc’s future expectations, plans and prospects, including within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). In particular, when used in the preceding discussion, the words “believes,” “hopes,” “expects,” “intends,” “plans,” “anticipates,” or “may,” and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act, and are subject to the safe harbor created by the Act and otherwise. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of Cipherloc, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors include, but are not limited to, statutory preemptive rights which our shareholders are provided under Texas law, our failure to comply with such rights in the past, dilution caused by the exercise of such rights, and potential penalties or liability in connection therewith, as well as our plans to terminate such rights in the future; penalties and other amounts which may be payable for our failure to comply with the covenants in, and time periods set forth in, the March/April 2021 private offering documents; that we have incurred net losses since inception, our need for additional funding, the substantial doubt about our ability to continue as a going concern, and the terms of any future funding we raise; that COVID-19 has materially adversely affected our operations and may continue to have a material adverse impact on our operating results in the future; our dependence on current management and our ability to attract and retain qualified employees; competition for our products; our ability to develop new products, improve current products and innovate; unpredictability in our operating results; our ability to retain existing licensees and add new licensees; risks associated with data breaches, security flaws, unauthorized access to our and our customers’ (if any) and the customers of our licensees’ systems and products, hacking risks, risks of intentional disruption of our products or services, product failures and the effect of such failures and other events on our brand and operating results; outages in third party infrastructure on which we rely; customer defaults and delays in payment; delays in product development, our failure to predict changes in technology, and actual or perceived defects or vulnerabilities in our products; our ability to manage our growth; our ability to protect our intellectual property (IP), enforce our IP rights and defend against claims that we infringed on the IP of others; risks related to the volatile and sporadic trading of our common stock, dilution caused by future offerings, anti-dilutive rights which exist relating to our securities, over-hang, the effect of substantial sales of our common stock, the anti-dilutive rights of warrants; additional restrictions put on the sale of our common stock as a result of it being a ‘penny stock’; our compliance with various rules and regulations, penalties we may face for non-compliance, and the risk of new, more costly or more restrictive rules and regulations; our ability to maintain effective controls and procedures; restrictions on our ability to issue new securities and amounts required to be paid to our CEO upon certain sales of the Company; the Board of Directors’ ability to designate blank check preferred stock without further shareholder approval; risks associated with future acquisitions and/or with our failure to grow by acquisition; risks associated with pending and/or future litigation, lawsuits, and/or regulatory claims; and other risk factors included from time to time in documents Cipherloc files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Cipherloc’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Cipherloc cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Cipherloc undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Cipherloc. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Contact:

Matt Kreps
Darrow Associates Investor Relations
214-597-8200
mkreps@darrowir.com